Vessels and subsidiaries	12 Months Ended
Dec. 31, 2021
Vessels and subsidiaries [Abstract]
Vessels and subsidiaries
Note 6 - Vessels and subsidiaries

The vessels are owned by companies incorporated in the Marshall Islands or the Cayman Islands. The Company directly owns 100% of the vessel subsidiaries. The primary activity of each of the vessel subsidiaries is the ownership and operation of a Vessel. In addition, the Company has a vessel-chartering subsidiary and three subsidiaries, DHT Management S.A.M. (Monaco), DHT Management AS (Norway) and DHT Ship Management (Singapore) Pte. Ltd., that perform management services for DHT and its subsidiaries. The following table sets out the details of the vessel subsidiaries included in these consolidated financial statements:

Company	Vessel name	Dwt	Flag State	Year Built
DHT Mustang Inc	DHT Mustang	317,975	Hong Kong	2018
DHT Bronco Inc	DHT Bronco	317,975	Hong Kong	2018
DHT Colt Inc	DHT Colt	319,713	Hong Kong	2018
DHT Stallion Inc	DHT Stallion	319,713	Hong Kong	2018
DHT Tiger Limited	DHT Tiger	299,629	Hong Kong	2017
DHT Harrier Inc	DHT Harrier	299,985	Hong Kong	2016
DHT Puma Limited	DHT Puma	299,629	Hong Kong	2016
DHT Panther Limited	DHT Panther	299,629	Hong Kong	2016
DHT Osprey Inc	DHT Osprey	299,999	Hong Kong	2016
DHT Lion Limited	DHT Lion	299,629	Hong Kong	2016
DHT Leopard Limited	DHT Leopard	299,629	Hong Kong	2016
DHT Jaguar Limited	DHT Jaguar	299,629	Hong Kong	2015
DHT Opal Inc	DHT Opal	320,105	Hong Kong	2012
Samco Theta Ltd	DHT Sundarbans	314,249	RIF	2012
Samco Iota Ltd	DHT Taiga	314,249	Hong Kong	2012
DHT Peony Inc	DHT Peony	320,013	Hong Kong	2011
DHT Lotus Inc	DHT Lotus	320,142	Hong Kong	2011
Samco Eta Ltd	DHT Amazon	314,249	RIF	2011
Samco Kappa Ltd	DHT Redwood	314,249	Hong Kong	2011
DHT Edelweiss Inc	DHT Edelweiss	301,021	Hong Kong	2008
Samco Epsilon Ltd	DHT China	317,794	Hong Kong	2007
Samco Delta Ltd	DHT Europe	317,713	Hong Kong	2007
DHT Bauhinia Inc	DHT Bauhinia	301,019	Hong Kong	2007
DHT Hawk Inc	DHT Hawk	298,923	Hong Kong	2007
Samco Gamma Ltd	DHT Scandinavia	317,826	Hong Kong	2006
DHT Falcon Inc	DHT Falcon	298,971	Hong Kong	2006
DHT Lake Inc	DHT Lake*	298,564	Hong Kong	2004
DHT Raven Inc	DHT Raven*	298,563	Hong Kong	2004
DHT Condor, Inc.	DHT Condor*	320,050	Hong Kong	2004
* In 2021, the Company entered into three separate agreements to sell its three 2004 built VLCCs, DHT Raven, DHT Lake and DHT Condor, for an aggregate of $88.75 million. DHT Raven was delivered in April, DHT Lake was delivered in May, and DHT Condor was delivered in July 2021. A gain of $15.2 million was recorded in relation to the sale of these VLCCs.

Vessels and time charter contracts

(Dollars in thousands)	Vessels	Drydock	Scrubbers	Time charter contracts	Total
Cost
As of January 1, 2021	2,020,690	51,843	51,071	6,600	2,130,204
Additions	66,531	139	1,486	-	68,156
Transferred from vessels upgrades	75,417	30,158	17,333	-	122,907
Disposals	(110,713)	(27,772)	(10,579)	(6,600)	(155,664)
As of December 31, 2021	2,051,924	54,368	59,311	-	2,165,604

Accumulated depreciation and impairment
As of January 1, 2021	(596,709)	(30,880)	(20,032)	(6,148)	(653,769)
Charge for the period	(94,700)	(13,270)	(19,322)	(452)	(127,743)
Disposals	44,905	26,383	5,866	6,600	83,754
As of December 31, 2021	(646,504)	(17,766)	(33,488)	-	(697,758)

Net book value
As of December 31, 2021	1,405,420	36,602	25,824	-	1,467,846

Cost
As of January 1, 2020	2,015,795	50,868	42,482	6,600	2,115,745
Transferred from vessels upgrades	4,896	9,480	8,589	-	22,964
Disposals	-	(8,505)	-	-	(8,505)
As of December 31, 2020	2,020,690	51,843	51,071	6,600	2,130,204

Accumulated depreciation and impairment
As of January 1, 2020	(487,996)	(26,629)	(6,507)	(5,170)	(526,301)
Charge for the period	(96,153)	(12,756)	(13,525)	(978)	(123,412)
Impairment charges	(12,560)	-	-	-	(12,560)
Disposals	-	8,505	-	-	8,505
As of December 31, 2020	(596,709)	(30,880)	(20,032)	(6,148)	(653,769)

Net book value
As of December 31, 2020	1,423,981	20,963	31,039	452	1,476,436

Vessel upgrades
As of January 1, 2021	2,788	3,265	11,216	-	17,269
Additions	72,861	27,033	6,117	-	106,010
Transferred to vessels	(75,417)	(30,158)	(17,333)	-	(122,907)
As of December 31, 2021	232	140	-	-	372

As of January 1, 2020	1,371	-	10,281	-	11,652
Additions	6,313	12,745	9,524	-	28,581
Transferred to vessels	(4,896)	(9,480)	(8,589)	-	(22,964)
As of December 31, 2020	2,788	3,265	11,216	-	17,269

Depreciation

We have assumed an estimated useful life of 20 years for our vessels. Depreciation is calculated taking residual value into consideration. Each vessel’s residual value is equal to the product of its lightweight tonnage and an estimated scrap rate per ton. Estimated scrap rate used as a basis for depreciation is based on estimated scrap value in accordance with our recycling policy. Capitalized drydocking costs are depreciated on a straight-line basis from the completion of a drydocking to the estimated completion of the next drydocking. Capitalized exhaust gas cleaning system costs are depreciated on a straight-line basis from the time of installation through the accounting year 2022, reflecting the period they are expected to be of use providing economical values.

Recycling Policy

The Company upholds the following policy with respect to retiring a ship from its trading life:

If the Company were to sell a ship for demolition, the Company shall prepare the ship to facilitate safe and environmentally sound recycling in accordance with the Hong Kong Convention. It should be sold in accordance with the “BIMCO Recyclecon” terms, “Standard Contract for the Sale of Vessels for Green Recycling” and with the commitment from the Buyer to provide the Company with certification from the Ship Recycling Facility that its Ship Recycling Facility Plan is in compliance with and will be executed in accordance with the Hong Kong Convention.

Carrying Value and Impairment

A vessel’s recoverable amount is the higher of the vessel’s fair value less cost of disposal and its value in use. The carrying values of our vessels may not represent their fair market value at any point in time since the market prices of second-hand vessels tend to fluctuate with changes in charter rates and the cost of constructing new vessels. Historically, both charter rates and vessel values have been cyclical. The carrying amounts of vessels held and used by us are reviewed for potential impairment or reversal of prior impairment charges whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not accurately reflect the recoverable amount of a particular vessel. Each of the Company’s vessels have been viewed as a separate CGU as the vessels have cash inflows that are largely independent of the cash inflows from other assets and therefore can be subject to a value in use analysis. In instances where a vessel is considered impaired, it is written down to its recoverable amount. Given the significance of these assets to our financial reporting, an impairment charge and/or reversal of previously recognized impairments could have a material impact on the Company’s financial reporting. Management continuously monitors both external and internal factors to determine if there are indicators that the vessels may be impaired or, in case of previously recognized impairment, that there are indicators that this may be reversed. The factors evaluated in the assessment include the carrying amount of net assets compared to market capitalization, the changes in market rates affecting the Company’s weighted average cost of capital, the effect of any changes in the technological, market, economic, or legal environment in which the Company operates, changes in forecasted charter rates, and movements in external broker valuations. The Company also assesses whether any evidence suggests the obsolescence or physical damage of an asset, whether the Company had any plans to dispose of an asset before the previously expected date of disposal, and whether any evidence suggests that the economic performance of an asset was, or would be, worse than expected. To the extent it is determined that indicators of impairment and/or reversal of previously recognized impairment exist, the value in use is estimated for the respective vessels. A reversal of a previously recognized impairment loss is recorded only to the extent there has been an increase in the estimated service potential of an asset, either from use or sale.

Although management believes that the assumptions used to evaluate potential indicators of impairment or reversal of prior impairment are reasonable and appropriate at the time they were made, such assumptions are highly subjective and could change, possibly materially, in the future.
This also applies to assumptions used to evaluate impairment charges or reversal or prior year impairment charges. Reasonable changes in the assumptions for the discount rate or future charter rates could lead to a value in use for some of our vessels that is higher than, equal to or less than the carrying amount for such vessels. There can be no assurance as to how long charter rates and vessel values will remain at their current levels or whether or when they will change by any significant degree. Charter rates may decline significantly from current levels, which could adversely affect our revenue and profitability and future assessments of vessel impairment.

For the year ended December 31, 2021, the Company performed an assessment using both internal and external sources of information and concluded there were no indicators of impairment or reversal of prior impairment.
For the year ended December 31, 2020, impairment indicators were identified for some of our vessels due to an overall assessment of external and internal factors, and thus the Company performed further testing to determine the recoverable amount of the cash generating units.

When determining the recoverable amount of the cash generating units, management applies a significant level of judgment when determining the assumptions used to calculate the value in use for each cash generating unit, especially regarding the expected future charter rates and the weighted average cost of capital. Although current charter rates are observable and there is some available information about expected future charter rates, history has proven that the charter rates are seasonal in nature and volatile.

In developing estimates of future cash flows, we must make significant assumptions about  future use of vessels, ship operating expenses, drydocking expenditures, utilization rate, fixed commercial and technical management fees, residual value of vessels and the estimated remaining useful lives of the vessels in addition to the future charter rates and weighted average cost of capital as described above. These assumptions are based on historical trends and current market conditions as well as future expectations. Estimated outflows for ship operating expenses and drydocking expenditures are based on a combination of historical and budgeted costs and are adjusted for assumed inflation. Utilization, including estimated off-hire time, is based on historical experience. The more significant factors that could impact management’s assumptions regarding time charter equivalent rates include (i) unanticipated changes in demand for transportation of crude oil cargoes, (ii) changes in production or supply of or demand for oil, generally or in specific geographical regions, (iii) the levels of tanker newbuilding orders or the levels of tanker scrappings, (iv) changes in rules and regulations applicable to the tanker industry, including legislation adopted by international organizations such as the IMO or by individual countries and vessels’ flag states, (v) changes in our vessels’ relative exposure to the spot and time charter markets and (vi) the prevalence of profit sharing arrangements in our time charter contracts.

When calculating the charter rate to use for a particular vessel class in its impairment testing, we rely on the contractual rates currently in effect for the remaining term of existing charters and estimated daily time charter equivalent rates for each vessel class for the unfixed days over the estimated remaining useful lives of each of the vessels as described below.

For the year ended December 31, 2020, the Company recorded a non-cash impairment charge of $12.6 million related to three vessels, DHT China with $2.8 million, DHT Europe with $6.3 million and DHT Scandinavia with $3.5 million, respectively. The recoverable amount as of December 31, 2020 was $38.4 million for DHT China, $38.0 million for DHT Europe and $40.4 million for DHT Scandinavia, respectively.

In the fourth quarter of 2020, we adjusted the carrying value of DHT China, DHT Europe and DHT Scandinavia through a non-cash impairment charge of $7.6 million. The impairment test was performed using an estimated WACC of 8.59%. As DHT operates in a non-taxable environment specific to shipping revenues, the WACC is the same on a before- and after-tax basis. The rates used for the impairment testing were as follows: (a) the current Forward Freight Agreements (“FFA”) for the first two years, estimated by Braemar ACM Shipbroking, and (b) the 25-year historical average spot rates as reported by Clarksons Shipping Intelligence thereafter. The Company’s decision to use FFA rates for the first two years was based on the Company’s  exposure to the spot market and the limited market availability of FFA rates beyond the first two years. The Company’s determination to use historical average spot rates rather than time charter rates was based on the Company’s  exposure to the spot market, including the prevalence of profit sharing arrangements in time charter contracts. The Company’s determination to use the 25-year historical average for spot rates was based on the Company’s belief that such time period provides a rate that is most representative of longer-term performance as it mitigates the impact of the highly cyclical nature of the tanker industry. The time charter equivalent FFA rates used for the impairment test as of December 31, 2020 for the VLCCs was $19,610 per day for 2021 and $25,279 per day for 2022. Thereafter, the time charter equivalent rate used for the VLCCs was $42,466. The above rates were reduced by 20% for vessels above the age of 15 years based on lower earnings for the Company’s older vessels due to (a) charterers demanding lower rates for older vessels, (b) longer waiting time for cargo for older vessels as charterers prefer the younger vessels and (c) older vessels being less fuel-efficient. Also, reflecting the lower fuel consumption for modern vessels, $4,000 per day has been added through 2022 for VLCCs built in 2015 and later, and $4,000 per day has been added through 2022 for VLCCs with exhaust gas cleaning systems. For vessels on charter we assumed the contractual rate for the remaining term of the charter. The most sensitive and/or subjective assumptions that have the potential to affect the outcome of the impairment assessment for the vessels are the WACC and the future rates. Decreasing the WACC by 0.5% would decrease the impairment charge by $1.5 million. Increasing/decreasing the future rates by $500 per day would decrease/increase the impairment charge by $1.4 million.

In the third quarter of 2020, we adjusted the carrying value of DHT China, DHT Europe and DHT Scandinavia through a non-cash impairment charge of $4.9 million. The impairment test was performed using an estimated WACC of 8.12%. The time charter equivalent FFA rates used for the impairment test as of September 30, 2020 for the VLCCs was $20,107 per day for the fourth quarter of 2020, $21,550 per day for 2021 and $21,194 per day for the first three quarters of 2022. Thereafter, the time charter equivalent rate used for the VLCCs was $42,557. The above rates were reduced by 20% for vessels above the age of 15 years based on lower earnings for the Company’s older vessels due to (a) charterers demanding lower rates for older vessels, (b) longer waiting time for cargo for older vessels as charterers prefer the younger vessels and (c) older vessels being less fuel-efficient. Also, reflecting the lower fuel consumption for modern vessels, $4,000 per day has been added through 2022 for VLCCs built in 2015 and later, and $3,000 per day has been added through 2022 for VLCCs with exhaust gas cleaning systems. For vessels on charter we assumed the contractual rate for the remaining term of the charter.

For the year ended December 31, 2019, the Company performed an assessment using both internal and external sources of information and concluded there were no indicators of impairment or reversal of prior impairment.
Intangible assets

Time charter contracts
Expected useful life		Carrying amount
(Dollars in thousands)		2021	2020
DHT China charter	Finite	-	452
Total		-	452

Intangible assets with a finite expected useful life are as a general rule amortized on a straight-line basis over the expected useful life. The amortization period of the intangible asset expired in June 2021. The time charter contract was presented on the same line as vessels in the statement of financial position for the year ended December 31, 2020.

Pledged assets

As of December 31, 2021, all of the Company’s 26 vessels were pledged as collateral under the Company’s secured credit facilities.

Technical Management Agreements

The Company has entered into agreements with technical managers which are responsible for the technical operation and upkeep of the vessels, including crewing, maintenance, repairs and drydockings, maintaining required vetting approvals and relevant inspections, and to ensure DHT’s fleet complies with the requirements of classification societies as well as relevant governments, flag states, environmental and other regulations. Under the ship management agreements, each vessel subsidiary pays the actual cost associated with the technical management and an annual management fee for the relevant vessel.